UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 27, 2023

ARMA SERVICES, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-202398	32-0449388
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

Suite 140-920 7260 West Azure Drive

Las Vegas, Nevada 89130

(Address of principal executive offices (zip code))

(657) 315-8312

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On January 26, 2023, Arma Services, Inc. (the “Company”) terminated its engagement with BF Borgers CPA PC (“BFB”), the Registrant’s prior independent registered public accounting firm, and thereafter provided BFB with its disclosures in the Current Report on Form 8-K disclosing the termination of the engagement of BFB and requested in writing that BFB furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with such disclosures. BFB's response is filed as an exhibit to this Current Report on Form 8-K.

The auditor has not provided any reports to the financial statements of the Company but reviewed the reports for the quarters ended January 31, 2022, April 30, 2022 and September 30, 2022. There had been no disagreements with BFB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the fiscal year ended October 31, 2022, nor in the subsequent periods through January 26, 2023.

On January 27, 2023, the Board of Directors of the Company engaged OLAYINKA OYEBOLA & CO. (“OOC”) as its independent accountant to provide auditing services for going forward for the Company. The Company has terminated the engagement of BFB. The decision to hire OOC was approved by the Company’s Board of Directors.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 27, 2023, Jaime Sanchez Cortina resigned immediately as CEO, CFO, President and a member of the Board of Directors. Also on January 27, 2023, Eric Nixon agreed to be appointed the President, Chief Executive Officer, Chief Financial Officer, and as a Member of the Board of Directors of the Company.

Eric Nixon, age 35, CEO, CFO, President, and Director

For over two decades, Eric has worked in the electrical & technology sector, bringing multiple renewable energy projects to life and striving for a carbon neutral society. He has worked alongside Conestoga College to educate the public on reducing energy consumption and researching new technologies to help reduce the carbon footprint.

Eric has also dedicated years of volunteer work to helping the homeless and the most vulnerable, ensuring they receive the proper help and medical treatment. He has the skills and experience to take on projects in the residential, commercial, industrial, technology sectors and emergency response services when needed.

(d) Exhibit

16.1     Letter from CPA

99.1     DIRECTORS RESIGNATION AND APPOINTMENT, dated January 27, 2023.

104      Cover Page Interactive Data File (embedded within the Inline XBRL document).

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ARMA SERVICES, INC.

By	/s/ Eric Nixon
Eric Nixon, Chief Executive Officer

Date:  February 2, 2023

3